UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2007

SUPERIOR BANCORP
(Exact Name of Registrant as Specified in Charter)

Delaware
State or Other
Jurisdiction of Incorporation

0-25033	63-1201350
(Commission File Number)	(IRS Employer Identification No.)

17 North 20th Street, Birmingham, Alabama	35203
(Address of Principal Executive Offices)	(Zip Code)

(205) 327-1400
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets

On July 27, 2007, Superior Bancorp completed the acquisition of People’s Community Bancshares, Inc., which was merged with and into Superior Bancorp. As a result of the merger, Superior Bancorp will operate the three banking locations in the State of Florida previously owned by People’s Community Bancshares. The combination of the two community bank holding companies creates a banking franchise totaling $2.8 billion in assets that serves its customers through 63 banking offices from Huntsville, Alabama to Venice, Florida.

As a result of the merger, People’s Community Bancshares shareholders will receive 2.9036 shares of Superior Bancorp common stock for each share of People’s Community Bancshares stock they own.

Prior to completion of the merger, there were no material relationships among Superior Bancorp or any of its affiliates and People’s Community Bancshares or any of its affiliates except in respect of the merger.

Section 7 — Regulation FD

Item 7.01. Regulation FD Disclosure.

On July 27, 2007, Superior Bancorp issued a press release announcing the completion of the People’s Community Bancshares merger. The text of the press release is attached to this report as Exhibit 99. This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a documents filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of businesses acquired

The financial statements of People’s Community Bancshares, Inc. required by Item 9.01(a) of Form 8-K for periods prior to the quarterly period ended June 30, 2007 have been filed on pages F-1 to F-27 of Superior Bancorp’s Registration Statement on Form S-4 (Registration No. 333-142533) and are hereby incorporated herein by reference. Financial statements for the quarterly period ended June 30, 2007 will be filed by amendment to this Form 8-K not later than 71 days after the date on which this Form 8-K was required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of this Form 8-K will be filed by amendment to this Form 8-K not later than 71 days after the date on which this Form 8-K was required to be filed.

(d) Exhibits

Exhibit No.	Description

Exhibit 2
Agreement and Plan of Merger between People’s Community Bancshares, Inc. and Superior Bancorp, dated January 18, 2007, filed as Exhibit 10 to Superior Bancorp’s Report on Form 8-K dated January 19, 2007, is hereby incorporated by reference.

Exhibit 99	Press Release of Superior Bancorp dated July 27, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR BANCORP

Date: July 27, 2007	By:	/s/ C. Stanley Bailey
C. Stanley Bailey Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 2
Agreement and Plan of Merger between People’s Community Bancshares, Inc. and Superior Bancorp, dated January 18, 2007, filed as Exhibit 10 to Superior Bancorp’s Report on Form 8-K dated January 19, 2007, is hereby incorporated by reference.

Exhibit 99	Press Release of Superior Bancorp dated July 27, 2007